INCOME TAXES (Significant Components of Deferred Tax Assets)(Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
INCOME TAXES [Abstract]
Israel net operating loss carry-forwards ()	$ 1,317	$ 6,231
Temporary differences relating to reserve and allowances	489	1,709
Total net deferred tax asset before valuation allowance	1,806	7,940
Valuation allowance		(5,440)
Net deferred tax asset	$ 1,806	$ 2,500